ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Home Office:                                    Valuemark Service Center:
1750 Hennepin Avenue                            300 Berwyn Park
Minneapolis, MN 55403-2195                      P.O. Box 3031
(800) 542-5427                                  Berwyn, PA 19312-0031
                                                (800) 624-0197

                         INDIVIDUAL FLEXIBLE PAYMENT
                          VARIABLE ANNUITY CONTRACTS
                                  issued by
                       ALLIANZ LIFE VARIABLE ACCOUNT B
                                     and
               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                             November 1, 1995


The Individual Flexible Payment Variable Annuity Contracts (the "Contracts") described in this Prospectus provide for accumulation of Contract Values and eventual payment of monthly annuity payments. The Contracts are designed to aid individuals in long-term planning for retirement or other long-term purposes. This is not appropriate as a trading vehicle.

The Contracts are available for retirement plans which do not qualify for the special federal tax advantages available under the Internal Revenue Code ("Non-Qualified Plans") and for retirement plans which do qualify for the federal tax advantages available under the Internal Revenue Code ("Qualified Plans"). (See "Tax Status - Qualified Plans.") However, because of the minimum purchase requirements, these Contracts may not be appropriate for some periodic payment retirement plans.

Purchase payments for the Contracts will be allocated to a segregated investment account of Allianz Life Insurance Company of North America (the "Company") which account has been designated Allianz Life Variable Account B (the "Variable Account") or to the Company's Fixed Account. THE FIXED ACCOUNT MAY NOT BE AVAILABLE IN ALL STATES. IN CALIFORNIA, THE FIXED ACCOUNT, THE TEMPLETON GLOBAL ASSET ALLOCATION FUND AND THE SMALL CAP FUND ARE NOT AVAILABLE UNTIL APPROVED BY THE CALIFORNIA INSURANCE DEPARTMENT. (CHECK WITH YOUR AGENT REGARDING AVAILABILITY.)

Prior to May 1, 1993, the Variable Account was known as NALAC Variable Account B. The Variable Account invests in shares of Franklin Valuemark Funds (the "Trust"). The Trust is a series fund with twenty-two Funds: the Money Market Fund, the Adjustable U.S. Government Fund, the Global Income Fund,
the High Income Fund, the Investment Grade Intermediate Bond Fund, the U.S. Government Securities Fund, the four Zero Coupon Funds, the Growth and Income
Fund, the Income Securities Fund,    the Real Estate Securities Fund
the Rising Dividends Fund, the Templeton Global Asset Allocation Fund, the

Utility Equity Fund, the Precious Metals Fund, the Small Cap Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Growth Fund, the Templeton International Equity Fund and the Templeton Pacific Growth Fund. Prior to May 1, 1995, the Growth and Income Fund was known as the Equity Growth Fund. See "Highlights" and "Tax Status" for a discussion of owner control of the underlying investments in a variable annuity contract.

THE  CONTRACTS  ARE  NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE CONTRACT OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

This Prospectus concisely sets forth the information a prospective investor should know before investing. Additional information about the Contracts is contained in the "Statement of Additional Information," which is available at no charge. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information can be found on the last page of this Prospectus. For the Statement of Additional Information, call or write the Home Office address shown above.

INQUIRIES: Any inquiries can be made by telephone or in writing to the Company at the Home Office phone number or address listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS MUST BE ACCOMPANIED BY OR PRECEDED BY A CURRENT PROSPECTUS FOR FRANKLIN VALUEMARK FUNDS.

This Prospectus and the Statement of Additional Information are dated November 1, 1995, and as may be amended from time to time.

This Prospectus should be kept for future reference.

In the State of Oregon, all references to Franklin Valuemark III refer to Valuemark III.

                              CONTENTS
                                                        Page
DEFINITIONS

HIGHLIGHTS

FEE TABLE

CONDENSED FINANCIAL INFORMATION

THE COMPANY

THE VARIABLE ACCOUNT

FRANKLIN VALUEMARK FUNDS
Description of The Funds
General
Substitution of Securities
Voting Rights

CHARGES AND DEDUCTIONS
Deduction for Contingent Deferred Sales Charge (Sales Load)
Reduction or Elimination of Contingent Deferred Sales Charge
Deduction for Mortality and Expense Risk Charge
Deduction for Administrative Expense Charge
Deduction for Contract Maintenance Charge
Deduction for Premium Taxes
Deduction for Income Taxes
Deduction for Trust Expenses
Deduction for Transfer Fee

THE CONTRACTS
Ownership
Assignment
Beneficiary
Change of Beneficiary
Annuitant
Death of the Contract Owner Before the Income Date
Death of the Annuitant Prior to the Income Date
Death of the Annuitant After the Income Date

ANNUITY PROVISIONS
Income Date
Change in Income Date and Annuity Option
Annuity Options
Annuity Units
Annuity Unit Value

PURCHASE PAYMENTS AND CONTRACT VALUE
Purchase Payments
Allocation of Purchase Payments
Transfer of Contract Values
Dollar Cost Averaging
Contract Value
Accumulation Unit

DISTRIBUTOR

SURRENDERS
Systematic Withdrawal
Delay of Payments

ADMINISTRATION OF THE CONTRACTS

PERFORMANCE DATA
Money Market Sub-Account
Other Sub-Accounts
Performance Ranking

TAX STATUS
General
Diversification
Multiple Contracts
Tax Treatment of Assignments
Income Tax Withholding
Tax Treatment of Withdrawals - Non-Qualified Contracts
Qualified Plans
Tax Treatment of Withdrawals - Qualified Contracts
Tax-Sheltered Annuities - Withdrawal Limitations
Contracts Owned by Other than Natural Persons

FINANCIAL STATEMENTS

LEGAL PROCEEDINGS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                 DEFINITIONS

Accumulation Unit - An accounting unit of measure used to calculate the Contract Value prior to the Income Date.

Annuitant  -  The  person  upon whose continuation of life any annuity payment
involving  life  contingencies  depends.   The Annuitant may be changed at any
time prior to the Income Date unless the Contract Owner is not a natural person.

Annuity Option - An arrangement under which annuity payments are made under the Contract.

Annuity Period - The period starting on the Income Date.

Annuity Unit - An accounting unit of measure used to calculate annuity payments after the Income Date.

Company - Allianz Life Insurance Company of North America at its Valuemark Service Center shown on the cover page of this Prospectus.

Contract Anniversary - An anniversary of the Effective Date of the Contract.

Contract Owner - The person(s) who own the Contract as named in the Company's records as the Owner or Joint Owner. If Joint Owners are named, all references to Contract Owner shall mean the Joint Owners.

Contract Value - The dollar value as of any Valuation Date of all amounts accumulated under the Contract.

Contract Year - Any period of twelve (12) months commencing with the Effective Date and each Contract Anniversary thereafter.

Effective Date - The date on which the first Contract Year begins.

Eligible Investment(s) - An investment entity which can be selected by the Contract Owner to be the underlying investment of the Contract.

Fixed Account - The Company's general investment account which contains all the assets of the Company with the exception of the Variable Account and other segregated asset accounts.

Fund - A segment of an Eligible Investment which constitutes a separate and distinct class of interests under an Eligible Investment.

Income Date - The date on which annuity payments are to commence.

Joint Owner - If there is more than one Contract Owner, each Contract Owner shall be a Joint Owner of the Contract. Joint Owners have equal ownership rights and must both authorize any exercising of those ownership rights unless otherwise allowed by the Company. Any Joint Owner must be the spouse of the other Joint Owner (except in Pennsylvania).

Non-Qualified Contracts - Contracts issued under Non-Qualified Plans which do not receive favorable tax treatment under Sections 401, 403(b) or 408 of the Internal Revenue Code.

Qualified Contracts - Contracts issued under Qualified Plans which receive favorable tax treatment under Sections 401, 403(b) or 408 of the Internal Revenue Code.

Surrender Value - The Contract Value for the Valuation Period next following the Valuation Period during which the written request to the Company for surrender is received, reduced by the sum of: (i) any applicable premium taxes not previously deducted; (ii) any applicable Contract Maintenance Charge; and (iii) any applicable Contingent Deferred Sales Charge.

Valuation Date - The Variable Account will be valued each day that the New York Stock Exchange is open for trading, which is Monday through Friday, except for normal business holidays.

Valuation Period - The period commencing at the close of business of the New York Stock Exchange on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

Variable Account - A separate investment account of the Company, designated as Allianz Life Variable Account B, into which purchase payments may be allocated.
                                  HIGHLIGHTS

Purchase payments for the Contracts will be allocated to a segregated investment account of Allianz Life Insurance Company of North America (the "Company") which has been designated Allianz Life Variable Account B (the "Variable Account") or to the Company's Fixed Account. THE FIXED ACCOUNT MAY NOT BE AVAILABLE IN ALL STATES. IN CALIFORNIA, THE FIXED ACCOUNT, THE TEMPLETON GLOBAL ASSET ALLOCATION FUND AND THE SMALL CAP FUND ARE NOT AVAILABLE UNTIL APPROVED BY THE CALIFORNIA INSURANCE DEPARTMENT. (CHECK WITH YOUR AGENT REGARDING AVAILABILITY.)

On April 1, 1993, the Company changed its name from North American Life and Casualty Company to its present name. Prior to May 1, 1993, the Variable Account was known as NALAC Variable Account B. The Variable Account invests in shares of Franklin Valuemark Funds (the "Trust"). (See "Franklin Valuemark Funds.") CONTRACT OWNERS BEAR THE INVESTMENT RISK FOR ALL AMOUNTS ALLOCATED TO THE VARIABLE ACCOUNT.

The Contract may be returned within 10 days (or for a longer period in states where required) after it is received ("Free Look Period"). It can be mailed or delivered to either the Company or the agent who sold it. Return of the Contract by mail is effective on being postmarked, properly addressed and postage prepaid. The returned Contract will be treated as if the Company had never issued it. The Company will promptly refund the Contract Value in states where permitted. This may be more or less than the purchase payments. In states where required and where the Contract is purchased pursuant to an Individual Retirement Annuity, the Company will promptly refund the purchase payments, less any withdrawals. The Company has reserved the right to allocate initial purchase payment to the Money Market Sub-Account (except those allocated to the Fixed Account) until the expiration of the Free Look
Period.   If the Company does so allocate the initial purchase payment to the
Money Market Sub-Account, it will refund the greater of the purchase payments, less any withdrawals, or the Contract Value. It is the Company's current
practice  to  directly  allocate  the initial purchase payment to the    Sub-
Accounts    and/or to the Fixed Account as selected by the Contract Owner.

A Contingent Deferred Sales Charge (sales load) may be deducted in the event of a surrender. The Contingent Deferred Sales Charge is imposed on surrenders of purchase payments within five (5) years after their being made. Once each Contract Year, Contract Owners may surrender up to fifteen percent (15%) of purchase payments paid less any prior surrenders without incurring a Contingent Deferred Sales Charge. If no withdrawal is made during a Contract Year, the 15% is cumulative into future years. If less than 15% is withdrawn in a Contract Year, the remaining percentage is not available in future years. The Contingent Deferred Sales Charge will vary in amount, depending upon the Contract Year in which the purchase payment being surrendered was made. The Company currently makes available a systematic withdrawal plan which allows for additional options in some instances. (See "Surrenders - Systematic Withdrawal.") The Contingent Deferred Sales Charge is found in the Fee Table. See also "Charges and Deductions - Deduction for Contingent Deferred Sales Charge (Sales Load).") The maximum Contingent Deferred Sales Charge is 6% of purchase payments. For purposes of determining the applicability of the Contingent Deferred Sales Charge, surrenders are deemed to be on a first-in, first-out basis.

There is a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25% of the average daily net assets of the Variable Account. This Charge compensates the Company for assuming the mortality and expense risks under the Contracts. (See "Charges and Deductions - Deduction for Mortality and Expense Risk Charge.")

There is an Administrative Expense Charge which is equal, on an annual basis, to 0.15% of the average daily net assets of the Variable Account. This Charge compensates the Company for costs associated with the administration of the Contract and the Variable Account. (See "Charges and Deductions - Deduction for Administrative Expense Charge.")

There is an annual Contract Maintenance Charge of $30 each Contract Year. (See "Charges and Deductions - Deduction for Contract Maintenance Charge.")

Premium taxes or other taxes payable to a state or other governmental entity will be charged against Contract Values. (See "Charges and Deductions - Deduction for Premium Taxes.")

Under certain circumstances there may be assessed a transfer fee when a Contract Owner transfers Contract Values. (See "Charges and Deductions - Deduction for Transfer Fee.")

There is a ten percent (10%) federal income tax penalty applied to the income portion of any distribution from Non-Qualified Contracts. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Contract Owner; (c) if the taxpayer is totally disabled (for this purpose, disability is as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code")); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982. For federal income tax purposes, withdrawals are deemed to be on a last-in, first-out basis. This discussion does not apply to Qualified Contracts issued pursuant to plans qualified under Sections 401, 403(b) or 408 of the Code. Separate tax withdrawal penalties and restrictions apply to Qualified Contracts. (See "Tax Status - Tax Treatment of Withdrawals - Qualified Contracts.") For a further discussion of the taxation of the Contracts, see "Tax Status."

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) are limited to circumstances only when the Contract Owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions made by the Contract Owner and does not include any investment results. The limitations on withdrawals become effective on January 1, 1989 and only apply to (i) salary reduction contributions made after December 31, 1988; (ii) to income attributable to such contributions; and (iii) to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain Qualified Plans. Contract Owners should consult their own tax counsel or other tax adviser regarding distributions. (See "Tax Status - Tax Sheltered Annuities - Withdrawal Limitations".)

The Treasury Department has indicated that guidelines may be forthcoming under which a variable annuity contract will not be treated as an annuity contract for tax purposes if the owner of the contract has excessive control over the investment underlying the contract. The issuance of such guidelines may require the Company to impose limitations on a Contract Owner's right to control the investment. It is not known whether any such guidelines would have a retroactive effect (see "Tax Status - Diversification").

The Company offers other deferred variable annuity contracts but does not permit exchange of those contracts for the Contracts offered by this Prospectus.

Because of certain exemptive and exclusionary provisions, interests in the Fixed Account are not registered under the Securities Act of 1933 and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940, as amended. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                  ALLIANZ LIFE VARIABLE ACCOUNT B FEE TABLE*
        ______________________________________________________________

Contract Owner Transaction Fees
Contingent Deferred Sales Charge**      Years Since
(as a percentage of purchase payments)    Payment    Charge
                                        ___________ _______
                                                0-1       6%
                                                1-2       5%
                                                2-3       4%
                                                3-4       3%
                                                4-5     1.5%
                                                 5+       0


Current Transfer Fee***                         First 12 transfers in a
                                                Contract Year are free.
                                                Thereafter, the fee is $25
                                                (or 2% of the amount
                                                transferred, if less).

                                                Prescheduled automatic
                                                dollar cost averaging
                                                transfers are not counted.

Contract Maintenance Charge                     $30 per Contract
(Prior to the Income Date the charge
is waived for Contracts having Contract
Values or purchase payments less withdrawals
of $100,000 or more.)

Variable Account Annual Expenses
(as a percentage of average account value)

Mortality and Expense Risk Charge                                     1.25%
Administrative Expense Charge                                          .15%
                                                                      _____
Total Variable Account Annual Expenses                                1.40%


  *  Applies to all twenty-two Sub-Accounts of the Variable Account.
 ** Once each Contract Year, a Contract Owner may surrender up to fifteen percent (15%) of purchase payments paid less any prior surrenders without incurring a Contingent Deferred Sales Charge. If no withdrawal is made during a Contract Year, the 15% is cumulative into future years. If less than 15% is withdrawn in a Contract Year, the remaining percentage is not available in future years. See also "Surrenders -
     Systematic Withdrawal" for additional options.
*** The Contract provides that if more than three transfers have been made in a Contract Year, the Company reserves the right to deduct a transfer fee which shall not exceed the lesser of $25 or 2% of the amount transferred.

FRANKLIN VALUEMARK FUNDS' ANNUAL EXPENSES
(as a percentage of Franklin Valuemark Funds' average net assets).

The Management Fees for each Fund are based on a percentage of
that Fund's assets  under  management.   See "Franklin Valuemark Funds"
in this Prospectus and "Management" in the Trust prospectus.

The fees below represent the amounts that were paid to the investment advisers to the Trust for the 1994 calendar year (except for the Money Market Fund, the Zero Coupon Fund-1995, the Zero Coupon Fund-2000, the Zero Coupon Fund-2005, the Zero Coupon Fund 2010, the Templeton Global Asset Allocation Fund and the Small Cap Fund). The purpose of the Table is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will incur, directly or indirectly, on amounts allocated to the Variable Account.

                                             Management
                                             and Business              Total
                                             Management     Other      Annual
                                             Fees(1/)       Expenses   Expenses
                                             ____________   ________   ________
Money Market Fund (2/)                                .51%       .03%       .54%

Growth and Income Fund (3/)                           .50%       .04%       .54%

Precious Metals Fund                                  .61%       .07%       .68%

Real Estate Securities Fund                           .58%       .04%       .62%

Utility Equity Fund                                   .47%       .05%       .52%

High Income Fund                                      .55%       .05%       .60%

Global Income Fund                                    .55%       .16%       .71%

Investment Grade Intermediate Bond Fund               .59%       .04%       .63%

Income Securities Fund                                .48%       .06%       .54%

   The     U.S. Government Securities Fund            .49%       .04%       .53%

Adjustable U.S. Government Fund                       .54%       .03%       .57%

Zero Coupon Fund-1995 (4/)                            .36%       .04%       .40%

Zero Coupon Fund-2000 (4/)                            .36%       .04%       .40%

Zero Coupon Fund-2005 (4/)                            .35%       .05%       .40%

Zero Coupon Fund-2010 (4/)                            .35%       .05%       .40%

Rising Dividends Fund                                 .75%       .05%       .80%

Templeton International Equity Fund (5/)              .84%       .15%       .99%

Templeton Pacific Growth Fund (6/)                    .90%       .17%      1.07%

Templeton Global Growth Fund                          .99%       .15%      1.14%

Templeton Developing Markets Equity Fund             1.25%       .28%      1.53%

Templeton Global Asset Allocation Fund (7/)           .80%       .11%       .91%

Small Cap Fund (8/)                                   .75%       .06%       .81%

     1/ The Business Management Fee is a direct expense for the Templeton Global Asset Allocation Fund; the other Funds pay for similar services indirectly through the Management Fee. See "Management" in the Trust Prospectus for further information regarding Management and Business Management Fees.

     2/ Franklin Advisers Inc. agreed in advance to waive a portion of its Management Fee and make payment of other expenses incurred by the Money Market Fund during 1994 and is currently continuing this arrangement in 1995. This arrangement may be terminated at any time. Therefore, the expenses of the Money Market Fund have been restated for 1995 and do not reflect this arrangement.

     3/ Prior to May 1, 1995, the Growth and Income Fund was known as the Equity Growth Fund.

     4/  Net of Management Fees waived and/or expense reimbursements.
Although not obligated to, Franklin Advisers, Inc. has agreed in advance to waive a portion of its Management Fees and make payment of other expenses for the four Zero Coupon Funds through at least December 31, 1995 such that the aggregate expenses of the Zero Coupon Fund-1995, the Zero Coupon Fund-2000, the Zero Coupon Fund-2005 and the Zero Coupon Fund-2010 will not exceed 0.40% of each Fund's net assets. Absent the Management Fee waivers and expense payments, for the year ended December 31, 1994, the total annual expenses would have been as follows: Zero Coupon Fund-1995, .67%; Zero Coupon Fund-2000, .66%; Zero Coupon Fund-2005, .68%; and Zero Coupon Fund-2010, .68%.

     5/ The Templeton International Equity Fund was known as the International
Equity Fund prior to    October 15, 1993    .

     6/ The Templeton Pacific Growth Fund was known as the Pacific Growth Fund
prior to    October 15, 1993    .

     7/ The Templeton Global Asset Allocation Fund commenced operations May 1, 1995. The expenses shown are estimated expenses for the Fund for 1995.

     8/ The Small Cap Fund has not yet commenced operations. The expenses shown are estimated expenses for the Fund for 1995.

The following Tables reflect expenses of the Variable Account as well as of the Trust. The dollar figures should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The $30 Contract Maintenance Charge is included in the Examples as $1. Since the average Contract account size for the Contracts described in this Prospectus is greater than $1,000, the expense effect of the Contract Maintenance Charge is reduced accordingly. For additional information, see "Charges and Deductions" in this Prospectus and "Management" in the Trust Prospectus.

Premium taxes are not reflected in the Tables.  Premium taxes may apply.

EXAMPLES

If the Contract is fully surrendered at the end of the applicable time period and no prior surrenders have occurred, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% annual return on assets compounded semi-annually:


                                            1      3      5     10
                                           Year  Years  Years  Years
                                           ____ ______ ______ ______
Money Market Fund                          $ 72  $  89  $ 125  $ 294

Growth and Income Fund                     $ 72  $  89  $ 125  $ 294

Precious Metals Fund                       $ 73  $  94  $ 133  $ 312

Real Estate Securities Fund                $ 73  $  92  $ 130  $ 304

Utility Equity Fund                        $ 72  $  89  $ 124  $ 291

High Income Fund                           $ 72  $  91  $ 129  $ 302

Global Income Fund                         $ 74  $  95  $ 135  $ 316

Investment Grade Intermediate Bond Fund    $ 73  $  92  $ 130  $ 306

Income Securities Fund                     $ 72  $  89  $ 125  $ 294

   The    U.S. Government Securities Fund  $ 72  $  89  $ 125  $ 292

Adjustable U.S. Government Fund            $ 72  $  90  $ 127  $ 298

Zero Coupon Fund-1995#                     $ 70  $  85  $ 117  $ 275

Zero Coupon Fund-2000#                     $ 70  $  85  $ 117  $ 275

Zero Coupon Fund-2005#                     $ 70  $  85  $ 117  $ 275

Zero Coupon Fund-2010#                     $ 70  $  85  $ 117  $ 275

Rising Dividends Fund                      $ 74  $  98  $ 140  $ 328

Templeton International Equity Fund        $ 76  $ 104  $ 151  $ 353

Templeton Pacific Growth Fund              $ 77  $ 106  $ 155  $ 363

Templeton Global Growth Fund*              $ 78  $ 109  $ 159  $ 372

Templeton Developing Markets Equity Fund*  $ 82  $ 121  $ 181  $ 420

Templeton Global Asset Allocation Fund**   $ 76  $ 101  $ 146  $ 342

Small Cap Fund**                           $ 75  $  98  $ 140  $ 329

*   Annualized
**  Estimated
#   Calculated with waiver of fees and reimbursement of expenses

If the Contract is not surrendered at the end of the applicable time period and no prior surrenders have occurred, the Contract Owner would have incurred the following expenses on a $1,000 investment, assuming a 5% annual return on assets compounded semi-annually:


                                            1      3      5     10
                                           Year  Years  Years  Years
                                           ____ ______ ______ ______
Money Market Fund                          $ 21  $  67  $ 121  $ 294

Growth and Income Fund                     $ 21  $  67  $ 121  $ 294

Precious Metals Fund                       $ 22  $  72  $ 129  $ 312

Real Estate Securities Fund                $ 22  $  70  $ 126  $ 304

Utility Equity Fund                        $ 21  $  67  $ 120  $ 291

High Income Fund                           $ 21  $  69  $ 125  $ 302

Global Income Fund                         $ 23  $  73  $ 131  $ 316

Investment Grade Intermediate Bond Fund    $ 22  $  70  $ 126  $ 306

Income Securities Fund                     $ 21  $  67  $ 121  $ 294

   The    U.S. Government Securities Fund  $ 21  $  67  $ 121  $ 292

Adjustable U.S. Government Fund            $ 21  $  68  $ 123  $ 298

Zero Coupon Fund-1995#                     $ 19  $  63  $ 113  $ 275

Zero Coupon Fund-2000#                     $ 19  $  63  $ 113  $ 275

Zero Coupon Fund-2005#                     $ 19  $  63  $ 113  $ 275

Zero Coupon Fund-2010#                     $ 19  $  63  $ 113  $ 275

Rising Dividends Fund                      $ 23  $  76  $ 136  $ 328

Templeton International Equity Fund        $ 25  $  82  $ 147  $ 353

Templeton Pacific Growth Fund              $ 26  $  84  $ 151  $ 363

Templeton Global Growth Fund*              $ 27  $  87  $ 155  $ 372

Templeton Developing Markets Equity Fund*  $ 31  $  99  $ 177  $ 420

Templeton Global Asset Allocation Fund**   $ 25  $  79  $ 142  $ 342

Small Cap Fund**                           $ 24  $  76  $ 136  $ 329

*   Annualized
**  Estimated
#   Calculated with waiver of fees and reimbursement of other expenses

CONDENSED FINANCIAL INFORMATION

The consolidated financial statements of Allianz Life Insurance Company of North America and the financial statements of Allianz Life Variable Account B may be found in the Statement of Additional Information.

The table below gives per unit information about the financial history of each Fund from the inception of each to June 30, 1995.

This information should be read in conjunction with the financial statements and related notes to the Variable Account included in the Statement of Additional Information.

(Number of units in thousands)
                                                             Year ended     Year ended    Year ended     Year ended
                                              Period Ended   December 31,   December 31,  December 31,   December 31,
Franklin Valuemark Funds:                        June 30,        1994          1993           1992          1991
                                              _____________ _____________   ____________ ____________    ___________

Money Market Fund
Unit value at beginning of period             $      12.354        $12.066       $11.932        $11.742       $11.288

Unit value at end of period                   $      12.622        $12.354       $12.066        $11.932       $11.742
Number of units outstanding at end of period         32,878         39,437        10,247          6,951         5,682
Growth and Income Fund*
Unit value at beginning of period             $      13.215        $13.677       $12.574        $11.949        $9.803
Unit value at end of period                   $      15.112        $13.215       $13.677        $12.574       $11.949
Number of units outstanding at end of period         39,885         35,695        24,719         17,144         9,671
Precious Metals Fund
Unit value at beginning of period             $      13.979        $14.464        $9.424        $10.635       $10.387
Unit value at end of period                   $      14.016        $13.979       $14.464         $9.424       $10.635
Number of units outstanding at end of period          7,956          8,285         4,685          1,419           833
High Income Fund
Unit value at beginning of period             $      14.608        $15.155       $13.278        $11.583        $9.026
Unit value at end of period                   $      16.444        $14.608       $15.155        $13.278       $11.583
Number of units outstanding at end of period         17,985         15,679        11,787          4,780         1,923
Real Estate Securities Fund
Unit value at beginning of period             $      15.594        $15.369       $13.095        $11.848        $9.000
Unit value at end of period                   $      16.139        $15.594       $15.369        $13.095       $11.848
Number of units outstanding at end of period         11,234         11,645         5,589          1,052           394
   The    U.S. Government Securities Fund
Unit value at beginning of period             $      13.835        $14.698       $13.586        $12.798       $11.199
Unit value at end of period                   $      15.451        $13.835       $14.698        $13.586       $12.798
Number of units outstanding at end of period         36,068         36,490        40,402         25,054        14,426
Utility Equity Fund
Unit value at beginning of period             $      15.104        $17.319       $15.889        $14.821       $12.062
Unit value at end of period                   $      16.906        $15.104       $17.319        $15.889       $14.821
Number of units outstanding at end of period         69,272         70,082        84,217         39,387        16,188
Zero Coupon - 1995 Fund
Unit value at beginning of period             $      14.380        $14.480       $13.665        $12.845       $11.160
Unit value at end of period                   $      14.915        $14.380       $14.480        $13.665       $12.845
Number of units outstanding at end of period          2,821          3,195         3,092          2,871         2,774
Zero Coupon - 2000 Fund
Unit value at beginning of period             $      15.373        $16.717       $14.595        $13.570       $11.446
Unit value at end of period                   $      17.368        $15.373       $16.717        $14.595       $13.570
Number of units outstanding at end of period          5,682          4,953         3,787          2,886         2,012
Zero Coupon - 2005 Fund
Unit value at beginning of period             $      16.096        $18.050       $14.975        $13.705       $11.545
Unit value at end of period                   $      19.061        $16.096       $18.050        $14.975       $13.705
Number of units outstanding at end of period          3,247          2,780         2,020          1,090           795
Zero Coupon - 2010 Fund
Unit value at beginning of period             $      15.930        $18.144       $14.670        $13.482       $11.390
Unit value at end of period                   $      19.596        $15.930       $18.144        $14.670       $13.482
Number of units outstanding at end of period          3,173          2,589         1,405            849         1,150
Global Income Fund
Unit value at beginning of period             $      13.726        $14.650       $12.733        $12.962       $11.706
Unit value at end of period                   $      14.725        $13.726       $14.650        $12.733       $12.962
Number of units outstanding at end of period         15,389         16,855        13,054          5,487         2,979
   (number of units in thousands)

Franklin Valuemark Funds: (cont'd)
Investment Grade Intermediate Bond Fund
Unit value at beginning of period             $      14.257        $14.389       $13.442        $12.879       $11.281
Unit value at end of period                   $      14.984        $14.257       $14.389        $13.442       $12.879
Number of units outstanding at end of period          9,877          9,772         7,677          3,333         1,311
Income Securities Fund
Unit value at beginning of period             $      16.392        $17.734       $15.163        $13.580        $9.842
Unit value at end of period                   $      18.242        $16.392       $17.734        $15.163       $13.580
Number of units outstanding at end of period         58,283         56,569        38,967         11,397         4,472
Adjustable U.S. Government Fund
Unit value at beginning of period             $      11.077        $11.254       $11.020        $10.698        $9.999
Unit value at end of period                   $      11.610        $11.077       $11.254        $11.020       $10.698
Number of units outstanding at end of period         16,212         19,865        24,975         21,858        12,077
Templeton Pacific Growth Fund **
Unit value at beginning of period             $      12.802        $14.233        $9.761    $10.000****      NA
Unit value at end of period                   $      13.015        $12.802       $14.233         $9.761      NA
Number of units outstanding at end of period         24,775         27,231        14,240            534      NA
Rising Dividends Fund
Unit value at beginning of period             $       9.769        $10.327       $10.848    $10.000****      NA
Unit value at end of period                   $      11.035         $9.769       $10.327        $10.848      NA
Number of units outstanding at end of period         31,335         28,778        26,256          8,388      NA
Templeton International Equity Fund ***
Unit value at beginning of period             $      12.161        $12.226        $9.642    $10.000****      NA
Unit value at end of period                   $      13.005        $12.161       $12.226         $9.642      NA
Number of units outstanding at end of period         59,054         60,464        24,026          1,329      NA
Templeton Developing Markets Equity Fund
Unit value at beginning of period             $       9.454    $10.000****      NA            NA             NA
Unit value at end of period                   $       9.678         $9.454      NA            NA             NA
Number of units outstanding at end of period         12,870          9,774      NA            NA             NA
Templeton Global Growth Fund
Unit value at beginning of period             $      10.201    $10.000****      NA            NA             NA
Unit value at end of period                   $      10.855        $10.201      NA            NA             NA
Number of units outstanding at end of period         21,842         14,637      NA            NA             NA
Templeton Global Asset Allocation Fund
Unit value at beginning of period             $  10.000****             NA      NA            NA             NA
Unit value at end of period                   $      10.097             NA      NA            NA             NA
Number of units outstanding at end of period            400             NA      NA            NA             NA

(Number of units in thousands)                               January 9,
                                              Year ended      1989 to
                                              December 31,   December 31
Franklin Valuemark Funds:                         1990           1989
                                              ____________   ___________
Money Market Fund
Unit value at beginning of period                   $10.637        $10.000
Unit value at end of period                         $11.288        $10.637
Number of units outstanding at end of period          5,768          1,199

Growth and Income Fund*
Unit value at beginning of period                   $10.180        $10.000
Unit value at end of period                          $9.803        $10.180
Number of units outstanding at end of period          5,356          1,662
Precious Metals Fund
Unit value at beginning of period                   $12.247        $10.000
Unit value at end of period                         $10.387        $12.247
Number of units outstanding at end of period          1,015            167
High Income Fund
Unit value at beginning of period                   $10.021        $10.000
Unit value at end of period                          $9.026        $10.021
Number of units outstanding at end of period          1,056            612
Real Estate Securities Fund
Unit value at beginning of period                   $10.368        $10.000
Unit value at end of period                          $9.000        $10.368
Number of units outstanding at end of period            200             57
U.S. Government Securities Fund
Unit value at beginning of period                   $10.427        $10.000
Unit value at end of period                         $11.199        $10.427
Number of units outstanding at end of period          5,450          1,102
Utility Equity Fund
Unit value at beginning of period                   $12.010        $10.000
Unit value at end of period                         $12.062        $12.010
Number of units outstanding at end of period          6,300          1,173
Zero Coupon - 1995 Fund
Unit value at beginning of period                   $10.358        $10.000
Unit value at end of period                         $11.160        $10.358
Number of units outstanding at end of period          2,098            244
Zero Coupon - 2000 Fund
Unit value at beginning of period                   $10.961        $10.000
Unit value at end of period                         $11.446        $10.961
Number of units outstanding at end of period          1,041            162
Zero Coupon - 2005 Fund
Unit value at beginning of period                   $11.406        $10.000
Unit value at end of period                         $11.545        $11.406
Number of units outstanding at end of period            406             86
Zero Coupon - 2010 Fund
Unit value at beginning of period                   $11.486        $10.000
Unit value at end of period                         $11.390        $11.486
Number of units outstanding at end of period            581            194
Global Income Fund
Unit value at beginning of period                   $10.813        $10.000
Unit value at end of period                         $11.706        $10.813
Number of units outstanding at end of period          1,322            278
Investment Grade Intermediate Bond Fund
Unit value at beginning of period                   $10.635        $10.000
Unit value at end of period                         $11.281        $10.635
Number of units outstanding at end of period            595            200

Income Securities Fund
Unit value at beginning of period                   $10.783        $10.000
Unit value at end of period                          $9.842        $10.783
Number of units outstanding at end of period          3,011          1,508
Adjustable U.S. Government Fund
Unit value at beginning of period               $10.000****      NA
Unit value at end of period                          $9.999      NA
Number of units outstanding at end of period             75      NA
Templeton Pacific Growth Fund **
Unit value at beginning of period                 NA             NA
Unit value at end of period                       NA             NA
Number of units outstanding at end of period      NA             NA
Rising Dividends Fund
Unit value at beginning of period                 NA             NA
Unit value at end of period                       NA             NA
Number of units outstanding at end of period      NA             NA
Templeton International Equity Fund ***
Unit value at beginning of period                 NA             NA
Unit value at end of period                       NA             NA
Number of units outstanding at end of period      NA             NA
Templeton Developing Markets Equity Fund
Unit value at beginning of period                 NA             NA
Unit value at end of period                       NA             NA
Number of units outstanding at end of period      NA             NA
Templeton Global Growth Fund
Unit value at beginning of period                 NA             NA
Unit value at end of period                       NA             NA
Number of units outstanding at end of period      NA             NA
Templeton Global Asset Allocation Fund
Unit value at beginning of period                 NA             NA
Unit value at end of period                       NA             NA
Number of units outstanding at end of period      NA             NA

   *  Prior to May 1, 1995, the Growth and Income Fund was known as the Equity Growth Fund.
  **  Prior to October 15, 1993, the Templeton Pacific Growth Fund was known as the Pacific Growth Fund
 ***  Prior to October 15, 1993, the Templeton International Equity Fund was known as the International Equity Fund
****  Unit Value at inception was $10.00
   #  As of June 30,1995, the Small Cap Fund had not yet commenced operations.

   The     Accumulation Unit Value at the inception was $10.00 for each
Fund. Inception was 1/24/89 for the Growth and Income, Global Income, High Income, Income Securities, Precious Metals, Real Estate Securities, Utility Equity, Investment Grade Intermediate Bond and Money Market Funds; 3/13/89 for the U.S. Government Securities and the four Zero Coupon Funds; 12/3/90 for the Adjustable U.S. Government Fund; 1/24/92 for the Rising Dividends Fund, the Templeton International Equity Fund and the Templeton Pacific Growth Fund; 3/15/94 for the Templeton Global Growth Fund and the Templeton Developing Markets Equity Fund; and 5/1/95 for the Templeton Global Asset Allocation Fund. The Small Cap Fund is new in 1995.

                                 THE COMPANY

Allianz Life Insurance Company of North America (the "Company") is a stock life insurance company organized under the laws of the state of Minnesota in 1896. On April 1, 1993, the Company changed its name from North American Life and Casualty Company ("NALAC") to its present name. The Company is a wholly-owned subsidiary of Allianz Versicherungs-AG Holding ("Allianz"). Allianz is headquartered in Munich, Germany, and has sales outlets throughout the world. Both NALAC and Fidelity Union Life Insurance Company of Dallas, Texas have been owned by Allianz since 1979. Over the last decade there has been a gradual consolidation of operations. On May 31, 1993, Fidelity Union was consolidated into the Company. The Company offers fixed and variable life insurance and annuities, and group life, accident and health insurance.

NALAC Financial Plans, Inc. is a wholly-owned subsidiary of the Company. It provides marketing services for the Company and is the principal underwriter of the Contracts. NALAC Financial Plans, Inc. is reimbursed for expenses incurred in the distribution of the Contracts.

Administration for the Contracts is provided at the Company's Valuemark Service Center: 300 Berwyn Park, P.O. Box 3031, Berwyn, Pennsylvania 19312-0031, (800) 624-0197.

                             THE VARIABLE ACCOUNT

The Variable Account was established pursuant to a resolution of the Board of Directors on May 31, 1985. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

The assets of the Variable Account are the property of the Company. However, the assets of the Variable Account equal to the reserves, and other contract liabilities with respect to the Variable Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. The Company's obligations arising under the Contracts are general corporate obligations.

The Variable Account meets the definition of a "separate account" under the federal securities laws.

The Variable Account is divided into Sub-Accounts with the assets of each Sub-Account invested in one of the Funds of Franklin Valuemark Funds. Currently, there are twenty-two Funds available under the Franklin Valuemark Funds.

                           FRANKLIN VALUEMARK FUNDS

Each of the twenty-two Sub-Accounts of the Variable Account is invested solely in the shares of one of the twenty-two Funds of Franklin Valuemark
Funds ("Trust").   The Trust is an open-end management investment company
registered under the 1940 Act. While a brief summary of the investment objectives is set forth below, more comprehensive information, including a discussion of potential risks, is found in the accompanying prospectus for the Trust, which is included with this Prospectus. PURCHASERS SHOULD READ THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS FOR THE TRUST CAREFULLY BEFORE INVESTING.

Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404, serves as each Fund's (except the Templeton Global Growth Fund, the Templeton Developing Markets Equity Fund and the Templeton Global Asset Allocation Fund) investment manager. The investment manager for the Templeton Global Growth Fund and the Templeton Global Asset Allocation Fund is Templeton, Galbraith & Hansberger, Ltd., Lyford Cay Nassau, N.P. Bahamas. As of October 1, 1995, the investment manager for the Templeton Developing Markets Equity Fund is Templeton Investment Management (Singapore) Pte Ltd., 20 Raffles Place, Ocean Towers, Singapore. All investment managers or advisers are referred to collectively as "Managers." The Managers are direct or indirect wholly-owned subsidiaries of Franklin Resources, Inc., a publicly-owned holding company. The Managers, subject to the overall policies, control and direction and review of the Board of Trustees of the Trust, are responsible for recommending and providing advice with respect to each Fund's investments, and for determining which securities will be purchased, retained or sold as well as for execution of portfolio transactions. Certain Managers have retained one or more Sub-Advisers to handle the day-to-day management of a Fund. Advisers act as investment manager or administrator to 33 U.S. registered investment companies (111 separate series) with aggregate assets of over $75 billion.

Templeton Global Investors, Inc., Broward Financial Centre, Suite 2100, Ft. Lauderdale, Florida, provides certain administrative facilities and services for certain of the Funds.

Franklin Templeton Investor Services, Inc., 777 Mariners Island Blvd., San Mateo, California 94404, also a wholly-owned subsidiary of Franklin Resources, Inc., maintains the records of the Trust's shareholder accounts, processes purchases and redemptions of shares, and serves as each Fund's dividend paying agent.

                             DESCRIPTION OF THE FUNDS

FUND SEEKING STABILITY
OF PRINCIPAL AND INCOME

Money Market Fund

The Money Market Fund seeks high current income, consistent with capital preservation and liquidity. The Fund will pursue its objective by investing exclusively in high quality money market instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund attempts to maintain a stable net asset value of $1.00 per share, although no assurances can be given that the Fund will be able to do so.

FUNDS SEEKING CURRENT INCOME

Adjustable U.S. Government Fund

The Adjustable U.S. Government Fund seeks a high level of current income, consistent with lower volatility of principal, by investing primarily in adjustable rate securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Global Income Fund

The Global Income Fund seeks a high level of current income, consistent with preservation of capital, with capital appreciation as a secondary consideration, through investing in foreign and domestic debt obligations, including up to 25% in high yield, high risk, lower rated debt obligations (commonly referred to as "junk bonds") and related currency transactions. Investing in a non-diversified fund of global securities including those of developing markets issuers involves increased susceptibility to the special risks associated with foreign investing.

High Income Fund

The High Income Fund seeks a high level of current income, with capital appreciation as a secondary objective, by investing in debt obligations and dividend-paying common and preferred stocks. Debt obligations include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers.

Investment Grade Intermediate Bond Fund

The Investment Grade Intermediate Bond Fund seeks current income, consistent with preservation of capital, primarily through investment in intermediate-term, investment grade corporate obligations and in U.S. government securities.

The U.S. Government Securities Fund

The U.S. Government Securities Fund seeks current income and safety of capital by investing exclusively in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Zero Coupon Funds

There are four Zero Coupon Funds. Each of the Funds matures in the specified target year as follows:

Zero Coupon Fund - 1995
Zero Coupon Fund - 2000
Zero Coupon Fund - 2005
Zero Coupon Fund - 2010

The four Zero Coupon Funds seek a high investment return consistent with the preservation of capital, by investing primarily in zero coupon securities. In response to interest rate changes, these securities may experience greater fluctuations in market value than interest paying securities of similar maturities. The funds may not be appropriate for short-term investors or those who intend to withdraw money before the maturity date.

Additional Zero Coupon Funds may be added to the Trust in the future. Should any such Funds be available for investment at the maturity date of any existing Zero Coupon Fund, such Funds will be available as an investment option for Contract Owners who select such option. If no selection has been made by a Contract Owner prior to the maturity date of a Zero Coupon Fund, the Account Value held in the Sub-Account underlying the Owner's Contract will be automatically transferred to the Money Market Sub-Account. The Company will notify the Owner of a maturing Zero Coupon Fund in writing at least 30 days prior to the maturity. Included with the notification will be investment options available at that time as well as the automatic Money Market option. THE ZERO COUPON FUND-1995 WILL MATURE DECEMBER 15, 1995. The Zero Coupon Funds may not be appropriate for Contract Owners who do not plan to have their purchase payments invested in the Zero Coupon Sub-Accounts for the long-term or until maturity of the portfolio.


FUNDS SEEKING GROWTH AND INCOME

Growth and Income Fund

The Growth and Income Fund (formerly the Equity Growth Fund) seeks capital appreciation, with current income return as a secondary objective, by investing primarily in U.S. common stocks, securities convertible into common stocks, preferred stocks and debt securities.

Income Securities Fund

The Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, in a diversified portfolio of domestic and foreign, including developing markets, debt obligations and/
or equity securities.   Debt obligations include high yield, high risk
lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers.

   Real Estate Securities Fund

The Real Estate Securities Fund seeks capital appreciation, with current income return as a secondary objective, by concentrating its investments in publicly traded securities of U.S. companies in the real estate industry.

Rising Dividends Fund

The Rising Dividends Fund seeks capital appreciation primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past ten years. Preservation of capital is also an important consideration. The Fund seeks current income incidental to capital appreciation.

Templeton Global Asset Allocation Fund

The Templeton Global Asset Allocation Fund seeks a high level of total return through a flexible policy of investing in equity securities, debt obligations, and money market instruments of issuers in any nation, including developing markets nations. The mix of investments among the three market segments will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world. Foreign investing involves special risks.

Utility Equity Fund

The Utility Equity Fund seeks both capital appreciation and current income by investing in securities of domestic and foreign, including developing markets, issuers engaged in the public utilities industry.

FUNDS SEEKING CAPITAL GROWTH

Precious Metals Fund

The Precious Metals Fund seeks capital appreciation, with current income return as a secondary objective, by concentrating its investments in securities of U.S. and foreign companies, including those in developing markets, engaged in mining, processing or dealing in gold and other precious metals.



Small Cap Fund

The Small Cap Fund seeks long-term capital growth. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. The Fund may also invest in foreign securities, including those of developing markets issuers. Because of the Fund's investments in small capitalization companies, an investment in the Fund may involve greater risks and higher volatility and should not be considered a complete investment program.

Templeton Developing Markets Equity Fund

The Templeton Developing Markets Equity Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equities of issuers in countries having developing markets. The Fund is subject to the heightened foreign securities investment risks that accompany foreign developing markets and an investment in the Fund may be considered speculative.

Templeton Global Growth Fund

The Templeton Global Growth Fund seeks long-term capital growth. The Fund hopes to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation including developing markets. The realization of income, if any, is only incidental to accomplishment of the Fund's objective of long-term capital growth. Foreign investing involves special risks.

Templeton International Equity Fund

The Templeton International Equity Fund seeks long-term growth of capital. Under normal conditions, the International Equity Fund will invest at least 65% of its total assets in an internationally mixed portfolio of foreign equity securities which trade on markets in countries other than the U.S. including developing markets and are (i) issued by companies domiciled in countries other than the U.S. or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Foreign investing involves special risks.

Templeton Pacific Growth Fund

The Templeton Pacific Growth Fund seeks long-term growth of capital primarily through investing at least 65% of its total assets in equity securities which trade on markets in the Pacific Rim including developing markets, and are (i) issued by companies domiciled in the Pacific Rim, including developing markets or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. Investing in a portfolio of geographically concentrated foreign securities, including developing markets, involves increased susceptibility to the special risks of foreign investing and an investment in the Fund may be considered speculative.

   THE TEMPLETON GLOBAL ASSET ALLOCATION FUND, TEMPLETON DEVELOPING MARKETS EQUITY FUND, TEMPLETON GLOBAL GROWTH FUND, GLOBAL INCOME FUND, INCOME SECURITIES FUND, INVESTMENT GRADE INTERMEDIATE BOND FUND, TEMPLETON INTERNATIONAL EQUITY FUND, MONEY MARKET FUND, TEMPLETON PACIFIC GROWTH FUND, PRECIOUS METALS FUND, SMALL CAP FUND AND UTILITY EQUITY FUND MAY INVEST MORE THAN 10% OF THEIR TOTAL NET ASSETS IN FOREIGN SECURITIES WHICH ARE SUBJECT TO SPECIAL AND ADDITIONAL RISKS RELATED TO CURRENCY FLUCTUATIONS, MARKET VOLATILITY AND ECONOMIC, SOCIAL AND POLITICAL UNCERTAINTY; INVESTING IN DEVELOPING MARKETS INVOLVES SIMILAR BUT HEIGHTENED RISKS RELATED TO THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS - FOREIGN TRANSACTIONS" IN THE TRUST PROSPECTUS.

THE HIGH INCOME FUND AND THE INCOME SECURITIES FUND MAY INVEST UP TO 100% OF THEIR RESPECTIVE NET ASSETS IN DEBT OBLIGATIONS RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "JUNK BONDS", OR IN OBLIGATIONS WHICH HAVE NOT BEEN RATED BY ANY RATING AGENCY. INVESTMENTS RATED BELOW INVESTMENT GRADE INVOLVE GREATER RISKS, INCLUDING PRICE VOLATILITY AND RISK OF DEFAULT THAN INVESTMENTS IN HIGHER RATED OBLIGATIONS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS IN LIGHT OF THE SECURITIES IN WHICH THEY INVEST. SEE "HIGHLIGHTED RISK CONSIDERATIONS - LOWER RATED DEBT OBLIGATIONS" IN THE TRUST PROSPECTUS.

General

There is no assurance that the investment objectives of any of the Funds will be met. Contract Owners bear the complete investment risk for Contract Values allocated to a Sub-Account.

Additional Funds and/or additional Eligible Investments may, from time to time, be made available as investments to underlie the Contract. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company. (See "Purchase Payments and Contract Value - Allocation of Purchase Payments.")

Substitution of Securities

If the shares of any Fund of the Trust should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contract, the Company may substitute shares of another Eligible Investment (or Fund within the Trust). No substitution of securities in any Sub-Account may take place without prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

Voting Rights

In accordance with its view of present applicable law, the Company will vote the shares of the Trust held in the Variable Account at special meetings of the shareholders of the Trust in accordance with instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Trust does not hold regular meetings of shareholders.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than sixty (60) days prior to the meeting of the Trust. Voting instructions will be solicited by written communication at least fourteen (14) days prior to the meeting.

Trust shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and its affiliates. The Trust does not foresee any disadvantage to Contract Owners arising out of the fact that the Trust may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

                            CHARGES AND DEDUCTIONS
                            ______________________

Various charges and deductions are made from Contract Values, the Variable Account and the Fixed Account. These charges and deductions are:

Deduction for Contingent Deferred Sales Charge (Sales Load)

If all or a portion of the Surrender Value (see "Surrenders") is surrendered, a Contingent Deferred Sales Charge (sales load) will be calculated at the time of each surrender and will be deducted from the Contract Value. This charge reimburses the Company for expenses incurred in connection with the promotion, sale and distribution of the Contracts. The Contingent Deferred Sales Charge applies only to those purchase payments received within five (5) years of the date of surrender. In calculating the Contingent Deferred Sales Charge, purchase payments are allocated to the amount surrendered on a first-in, first-out basis. The amount of the Contingent Deferred Sales Charge is calculated by: (a) allocating purchase payments to the amount surrendered;
(b) multiplying each such allocated purchase payment that has been held under the Contract for the period shown below by the charge shown below:


Years Since Payment            Charge
___________________            ______

       0-1                       6%
       1-2                       5%
       2-3                       4%
       3-4                       3%
       4-5                       1.5%
         5+                      0

and (c) adding the products of each multiplication in (b) above. The charge will not exceed 6% of the purchase payments.

Once each Contract Year, Contract Owners may surrender up to fifteen percent (15%) of purchase payments paid less any prior surrenders without incurring a Contingent Deferred Sales Charge. If no withdrawal is made during a Contract Year, the 15% is cumulative into future years. If less than 15% is withdrawn in a Contract Year, the remaining percentage is not available in future years. No Contingent Deferred Sales Charge will be deducted from purchase payments which have been held under the Contract for more than five (5) Contract Years or as annuity payments. See also "Surrenders - Systematic Withdrawal." The Company may also eliminate or reduce the Contingent Deferred Sales Charge under the Company procedures then in effect. (See "Charges and Deductions - Reduction or Elimination of Contingent Deferred Sales Charge.")

For a partial surrender, the Contingent Deferred Sales Charge will be deducted from the remaining Contract Value, if sufficient; otherwise it will be deducted from the amount surrendered. The amount deducted from the Contract Value will be determined by canceling Accumulation Units from each applicable Sub-Account and/or subtracting values from the Fixed Account in the ratio that the value of each Sub-Account and/or the Fixed Account bears to the total Contract Value. The Contract Owner must specify in writing in advance which units are to be canceled or values are to be reduced if other than the above method of cancellation is desired.

To the extent that the Contingent Deferred Sales Charge is insufficient to cover the actual costs of distribution, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.

Reduction or Elimination of Contingent Deferred Sales Charge

The amount of the Contingent Deferred Sales Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Contingent Deferred Sales Charge will be determined by the Company after examination of the following factors:
(1) the size of the group; (2) the total amount of purchase payments expected to be received from the group; (3) the nature of the group for which the Contracts are purchased, and the persistency expected in that group; (4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which the Company believes to be relevant to determining whether reduced sales or administrative expenses may be expected. None of the reductions in charges for sales is contractually guaranteed.

The Contingent Deferred Sales Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. The Contingent Deferred Sales Charge may also be eliminated when the Contract is sold by an agent of the Company to any members of his or her family. In no event will reductions or elimination of the Contingent Deferred Sales Charge be permitted where reductions or elimination will unfairly discriminate against any person.

Deduction for Mortality and Expense Risk Charge

The Company deducts on each Valuation Date a Mortality and Expense Risk Charge which is equal, on an annual basis, to 1.25% of the average daily net assets of the Variable Account (consisting of approximately .90% for mortality risks and approximately .35% for expense risks). The mortality risk borne by the Company arises from its contractual obligation to make annuity payments (determined in accordance with the Annuity Options and other provisions contained in the Contracts) regardless of how long all Annuitants may live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in life expectancy greater than expected, will have any adverse effect on the annuity payments the Annuitant will receive under the Contract. Furthermore, the Company bears a mortality risk, regardless of the Annuity Option selected, in that it guarantees the purchase rates for the annuity income options available under the Contract whether for fixed payment options or variable payment options. In addition, the Company assumes a mortality risk for the guaranteed minimum death benefit provided under the Contract. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, and the costs of other services may exceed the amount recovered from the Contract Maintenance Charge and the Administrative Expense Charge.

If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects to profit from this charge. The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

Deduction for Administrative Expense Charge

The Company deducts on each Valuation Date an Administrative Expense Charge which is equal, on an annual basis, to 0.15% of the average daily net assets of the Variable Account. This charge, together with the Contract Maintenance Charge (see below), is to reimburse the Company for the expenses it incurs in the establishment and maintenance of the Contracts and the Variable Account. These expenses include, but are not limited to: preparation of the Contracts, confirmations, annual reports and statements, maintenance of Contract Owner records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing, and all accounting, valuation, regulatory and reporting requirements. The Company does not intend to profit from this charge. This charge will be reduced to the extent that the amount of this charge is in excess of that necessary to reimburse the Company for its administrative expenses. Should this charge prove to be insufficient, the Company will not increase this charge and will incur the loss.

Deduction for Contract Maintenance Charge

The Company deducts an annual Contract Maintenance Charge of $30 from the Contract Value on each Contract Anniversary. Prior to the Income Date, the charge is waived for Contracts having Contract Values or purchase payments less withdrawals of $100,000 or more. This charge is to reimburse the Company for its administrative expenses (see above). Prior to the Income Date, this charge is deducted by canceling Accumulation Units from each applicable Sub-Account and/or by subtracting values from the Fixed Account in the ratio that the value of each Sub-Account or, the Fixed Account bears to the total Contract Value. When the Contract is surrendered for its full Surrender Value on other than a Contract Anniversary, the entire Contract Maintenance Charge will be deducted at the time of surrender. On and after the Income Date, the Contract Maintenance Charge will be collected pro rata on a monthly basis ($2.50 per month) and will result in a reduction of the monthly annuity payments.

Deduction for Premium Taxes

Premium taxes or other taxes payable to a state, municipality or other governmental entity will be charged against the Contract Values. Premium taxes currently imposed by certain states on the Contracts offered hereby range from 0% to 3.5% of premiums paid. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Variable Account; receipt by the Company of the purchase payment(s); or commencement of annuity payments. The Company may, at its sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date.

Deduction for Income Taxes

While the Company is not currently maintaining a provision for federal income taxes, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Variable Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Variable Account whether or not there was a provision for taxes and whether or not it was sufficient. Currently, no federal income taxes are assessed against the Variable Account. However, if the tax laws should change, the Company reserves the right to deduct the amount of such taxes from the Variable Account. The Company will deduct any withholding taxes required by applicable law.

Deduction for Trust Expenses

There are other deductions from, and expenses paid out of, the assets of the Trust which are described in the accompanying Trust prospectus.

Deduction for Transfer Fee

Prior to the Income Date, a Contract Owner may transfer all or a part of the Contract Owner's interest in a Sub-Account to another Sub-Account or to or from the Fixed Account without the imposition of any fee or charge if there have been no more than three transfers made in the Contract Year. The Contract provides that if more than three transfers have been made in the Contract Year, the Company reserves the right to deduct a transfer fee. The maximum transfer fee that the Company may deduct, per transfer, is the lesser of $25 or 2% of the amount transferred. Currently 12 transfers may be made in a Contract Year without a charge. Thereafter, the charge is $25 (or 2% of the amount transferred, if less). Currently, prescheduled automatic dollar cost averaging transfers are not counted. The Company reserves the right to charge a fee for all transfers after the Income Date, which fee, per transfer, will not exceed the lesser of $25 or 2% of the amount transferred. The transfer fee at any given time will not be set at a level greater than its cost and will contain no element of profit.

                                THE CONTRACTS
                                _____________

Ownership

The Contract Owner and any Joint Owner as named on the Contract Schedule, have all rights and may receive all benefits under the Contract. The Contract
Owner may change the Contract Owner at any time. Any Joint Owner must be the spouse of the other Joint Owner (except in Pennsylvania). Upon the death of the Contract Owner, the surviving Joint Owner may elect to keep the Contract in force and become the new Contract Owner when the Joint Owner is the spouse of the Contract Owner. In those states where a non-spousal Joint Owner is permitted, the death benefit must be paid in accordance with the Internal Revenue Code and the surviving Joint Owner cannot continue the Contract in force. A change of Contract Owner will automatically revoke any prior designation of Contract Owner. A request for change must be: (1) made in writing; and (2) received by the Company at its Valuemark Service Center. After the transfer is recorded, the change will become effective as of the date the written request is signed. A new designation of Contract Owner or Joint Owner will not apply to any payment made or action taken by the Company prior to the time it was received. The Annuitant becomes the Owner on and after the Income Date.

For Non-Qualified Contracts, in accordance with Code Section 72(u), a deferred annuity contract held by a corporation or other entity that is not a natural person is not treated as an annuity contract for tax purposes. Income on the contract is treated as ordinary income received by the owner during the taxable year. However, for purposes of Code Section 72(u), an annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person and treated as an annuity contract for tax purposes. Tax advice should be sought prior to purchasing a Contract which is to be owned by a trust or other non-natural person.

Assignment

The Contract Owner may assign the Contract at any time during his or her lifetime. The Company will not be bound by any assignment until written notice is received by the Company at its Valuemark Service Center. The Company is not responsible for the validity of any assignment. The Contract Owner's rights and those of any revocably-named person will be subject to the
assignment.    An assignment will not affect any payments the Company may make or actions the Company may take before such assignment has been recorded at its Valuemark Service Center.

If the Contract is issued pursuant to a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as may be allowed under applicable law.

Beneficiary

One or more Beneficiaries and/or Contingent Beneficiaries are named by the Contract Owner and, unless changed, are entitled to receive any death benefits to be paid. Upon the death of either Joint Owner prior to the Income Date, the surviving Joint Owner, if any, will be the designated Beneficiary and any other Beneficiary named will be treated as a Contingent Beneficiary, unless otherwise indicated.

Change of Beneficiary

The Contract Owner may change a Beneficiary or Contingent Beneficiary by filing a written request with the Company at its Valuemark Service Center unless an irrevocable Beneficiary designation was previously filed. After the change is recorded, it will take effect as of the date the request was signed. If the request reaches the Valuemark Service Center after the Contract Owner dies but before any payment is made, the change will be valid. The Company will not be liable for any payment made or action taken before it records the change.

If all of the Beneficiaries and Contingent Beneficiaries die prior to the Contract Owner's death, the Company will pay the death benefit in one sum to the Contract Owner's estate.

Annuitant

The Annuitant must be a natural person. The maximum age of the Annuitant on the Effective Date is 80 years old. The Annuitant may be changed at any time prior to the Income Date unless the Contract is owned by a non-natural person. (See "Death of the Annuitant Prior to the Income Date".) Joint Annuitants are allowed at the time of annuitization only. The Annuitant has no rights or privileges prior to the Income Date. When an Annuity Option is elected, the amount payable as of the Income Date is based on the age (and sex, where permissible) of the Annuitant, as well as the Option selected and the Contract Value. The Annuitant becomes the Contract Owner on or after the Income Date.

Death of the Contract Owner Before the Income Date

In those Contracts where Joint Owners have been named, upon the death of either Joint Owner prior to the Income Date, the surviving Joint Owner, if any, becomes the designated Beneficiary and any other Beneficiary named will be treated as a Contingent Beneficiary, unless otherwise indicated. Only the Owner's spouse may be a Joint Owner (except in Pennsylvania). If there is no surviving Joint Owner, a death benefit is payable to the

Beneficiary designated by the Contract Owner. The value of the death benefit will be determined as of the Valuation Period next following the date both due proof of death and a payment election are received by the Company. The guaranteed death benefit is:

   1. On the date of issue, the guaranteed death benefit is equal to the purchase payment.

   2. On each Contract Anniversary, but not beyond the Contract Anniversary following the Contract Owner's 80th birthday, the guaranteed death benefit will be determined as follows:

     a.  the guaranteed death benefit as of the previous Contract
Anniversary;

     b.  plus any purchase payments made during the previous Contract Year;

     c.  minus any amounts surrendered during the previous Contract Year;

     d.  the sum of a, b and c multiplied by 1.05.

   3.  On dates other than a Contract Anniversary and on Contract
Anniversaries following the Contract Owner's 81st birthday, the guaranteed death benefit equals the guaranteed death benefit on the previous Contract Anniversary, plus purchase payments made since the previous Contract Anniversary, less amounts surrendered since the previous Contract Anniversary.

For purposes of the guaranteed death benefit calculation, reference to the Contract Owner's age shall be the age of the oldest Joint Owner when applicable. The guaranteed death benefit will always be calculated as in point (3) above after the date of death of the Contract Owner unless the primary Beneficiary is the spouse of the Contract Owner and elects to continue the Contract as the new Contract Owner.

The Beneficiary may, at any time before the end of a sixty (60) day period following receipt of proof of death, elect the death benefit to be paid under one of the following options:

A. Lump sum payment of the death benefit; (The value of the death benefit is equal to the greater of the guaranteed death benefit or the Surrender Value as of the Valuation Period next following the date due proof of death and a payment election are received by the Company.)

B. The payment of the entire death benefit within 5 years of the date of the Contract Owner's death; (The value of the death benefit under Option B is determined by comparing the guaranteed death benefit to the Contract Value as of the Valuation Period next following the date both due proof of death and a payment election are received by the Company. If the Contract Value is the greater, it will be the death benefit. If the guaranteed death benefit is the greater, it will be the death benefit. The death benefit will no longer be guaranteed by the Company. Any distribution of death benefit will be reduced by the sum of any applicable premium taxes, Contract Maintenance Charge and Contingent Deferred Sales Charge.)

C. Payment over the lifetime of the designated Beneficiary or over a period not extending beyond the life expectancy of the designated Beneficiary with distribution beginning within one year of the death of the Contract Owner (See "Annuity Provisions - Annuity Options"). (The value of the death benefit under Option C is determined by comparing the guaranteed death benefit to the Contract Value as of the Valuation Period next following the date both due proof of death and a payment election are received by the Company. If the Contract Value is greater it will be treated as the death benefit. If the guaranteed death benefit is the greater, it will be the death benefit.)

D. If the Beneficiary is the Contract Owner's spouse, he/she can continue the Contract in his/her own name. (The value of the death benefit under Option D is determined by comparing the guaranteed death benefit to the Contract Value as of the Valuation Period next following the date both due proof of death and a payment election are received by the Company. If the Contract Value is greater, it will remain the Contract Value. If the guaranteed death benefit is greater, it will become the new Contract Value. Any distribution by the new Owner will be reduced by the sum of any applicable premium taxes, Contract Maintenance Charges and Contingent Deferred Sales Charges.)

If no payment option is elected, a single sum settlement will be made at the end of the sixty (60) day period following receipt of proof of death.

Death of the Annuitant Prior to the Income Date

If the Annuitant dies on or before the Income Date and the Annuitant is different from the Contract Owner, the Contract Owner may designate a new Annuitant. If one is not designated, the Contract Owner will be the Annuitant, provided the Contract Owner is a natural person. If the Contract Owner is a non-natural person, then for the purposes of the death benefit, the Annuitant shall be treated as the Contract Owner and the death of the Annuitant shall be treated as a death of the Contract Owner.

Death of the Annuitant After the Income Date

If the Annuitant dies after the Income Date, the death benefit, if any, will be payable to the Beneficiary as specified in the Annuity Option elected. The Company will require proof of the Annuitant's death. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

                              ANNUITY PROVISIONS
                              __________________

Income Date

The Contract Owner selects an Income Date at the time of issue. The Income Date must always be the first day of a calendar month. The earliest Income Date is one month after the Effective Date. The Income Date may not be later than the month following the Annuitant's 85th birthday or 10 years (8 years in Pennsylvania) from the Effective Date, if later.

Change in Income Date and Annuity Option

The Contract Owner may, upon at least thirty (30) days prior written notice to the Company, at any time prior to the Income Date, change the Income Date. The

Income Date must always be the first day of a calendar month. The Income Date may not be later than the month following the Annuitant's 85th birthday or 10 years (8 years in Pennsylvania) from the Effective Date, if later.

The Contract Owner may, upon at least thirty (30) days prior written notice to the Company, at any time prior to the Income Date, select and/or change the Annuity Option.

Annuity Options

Instead of having the proceeds paid in one sum, the Contract Owner may select one of the Annuity Options. The Annuity Options are available on a fixed or variable basis or a combination of fixed and variable (not available in all states), except the LIFE ANNUITY WITH CASH REFUND Option which is only available on a fixed basis.

The amount of the initial annuity payment is dependent on (i) the Contract Value at the time of annuitization, (ii) the Annuity Option selected, (iii) the Age of the Annuitant and any joint Annuitant, and (iv) the sex of the Annuitant and any joint Annuitant where allowed (see "Tax Status - Qualified Plans"). Under a fixed option, the dollar value of subsequent annuity payments will not vary. Under a variable option, subsequent annuity payments will vary based on the investment performance of the Sub-Accounts selected. Current purchase rates available may be more favorable than those guaranteed in the Contract.

The following Annuity Options are available.

LIFE ANNUITY. Monthly annuity payments are paid during the life of an Annuitant, ceasing with the last annuity payment due prior to the Annuitant's death.

LIFE ANNUITY WITH GUARANTEE FOR A MINIMUM PERIOD. The Company will make monthly payments during the life of the Annuitant, but at least for the minimum period shown in the annuity tables contained in the Contract. The amount of each monthly payment per $1,000 of proceeds is based on the age (and sex, where permissible) of the Annuitant when the first payment is made and on the guaranteed period chosen. If the Annuitant dies within the guaranteed period, the discounted value of the unpaid guaranteed payments will be paid by the Company as a final payment.

JOINT AND LAST SURVIVOR ANNUITY. Monthly annuity payments are paid during the joint lifetime of the Annuitant and a designated second person and are paid thereafter during the remaining lifetime of the survivor, ceasing with the last annuity payment due prior to the survivor's death.

LIFE ANNUITY WITH CASH REFUND. The Company will pay equal monthly payments during the life of the Annuitant. Upon the death of the Annuitant, after payments have started, the Company will pay in one sum any excess of the amount of the proceeds applied under this Option over the total of all payments made under this Option. The amount of each monthly payment per $1,000 of proceeds is based on the age (and sex, where permissible) of the Annuitant when the first payment is made.

Annuity Units

The dollar amount of the first monthly variable annuity payment is determined by applying the available value (after deduction of any premium taxes not previously deducted) to the table using the age (and sex, where permissible) of the Annuitant and any joint Annuitant. The number of Annuity Units is then determined by dividing this dollar amount by the then current Annuity Unit value. Thereafter, the number of Annuity Units remains unchanged during the period of annuity payments. This determination is made separately for each Sub-Account of the Variable Account. The number of Annuity Units is determined for each Sub-Account and is based upon the available value in each Sub-Account as of the date annuity payments are to begin.

The dollar amount determined for each Sub-Account will then be aggregated for purposes of making payments. The pro rata portion of the Contract Maintenance Charge is deducted.

The dollar amount of the second and later variable annuity payments is equal to the number of Annuity Units determined for each Sub-Account times the Annuity Unit value for that Sub-Account as of the due date of the payment. This amount may increase or decrease from month to month. The pro rata portion of the Contract Maintenance Charge is deducted each month.

The annuity tables contained in the Contract are based on a five percent (5%) assumed investment rate. If the actual net investment rate exceeds five percent (5%), payments will increase. Conversely, if the actual rate is less than five percent (5%), annuity payments will decrease. If a higher assumed investment rate was used, the initial payment would be higher, but the actual net investment rate would have to be higher in order for annuity payments to increase.

The Annuitant receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Sub-Account selected and the amount of each annuity payment will vary accordingly.

Annuity Unit Value

The value of an Annuity Unit for a Sub-Account is determined (see below) by subtracting (2) from (1) and dividing the result by (3) and multiplying the result by .999866337248 (.999866337248 is the daily factor to neutralize the assumed net investment rate, discussed above, of 5% per annum which is built into the annuity rate table) where:

  1.  is the net result of

     a. the assets of the Sub-Account attributable to the Annuity Units; plus or minus

     b. the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation of the Sub-Account;

  2. is the cumulative unpaid charge for the Mortality and Expense Risk Charge and for the Administrative Expense Charge; and

  3. is the number of Annuity Units outstanding at the end of the Valuation Period.

The value of an Annuity Unit may increase or decrease from Valuation Period to Valuation Period.

                     PURCHASE PAYMENTS AND CONTRACT VALUE
                     ____________________________________

Purchase Payments

The Contracts may be purchased under a flexible purchase payment plan. Purchase payments are payable in the frequency and in the amount selected by the Contract Owner. The initial purchase payment is due on the Effective Date. The initial purchase payment must be at least $2,000. Subsequent purchase payments must be at least $250. These minimum amounts are not waived for Qualified Plans. The Company reserves the right to decline any application (except in New Jersey) or purchase payment. Amounts in excess of

$1 million require preapproval by the Company. The Company may, at its sole discretion, waive the minimum payment requirements. The Contract Owner may elect to increase, decrease or change the frequency of purchase payments.

Allocation of Purchase Payments

Purchase payments are allocated to one or more of the Sub-Accounts within the Variable Account or to the Fixed Account as selected by the Contract Owner. THE FIXED ACCOUNT MAY NOT BE AVAILABLE IN ALL STATES. IN CALIFORNIA, THE FIXED ACCOUNT, THE TEMPLETON GLOBAL ASSET ALLOCATION FUND AND THE SMALL CAP FUND ARE NOT AVAILABLE UNTIL APPROVED BY THE CALIFORNIA INSURANCE DEPARTMENT. (CHECK WITH YOUR AGENT REGARDING AVAILABILITY.) For each Sub-Account, the purchase payments are converted into Accumulation Units. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account. Purchase payments allocated to the Fixed Account are credited in dollars.

The Company has reserved the right to allocate initial purchase payments to the Money Market Sub-Account (except those allocated to the Fixed Account) until the expiration of the Free Look Period. In the event that the Company does so allocate initial purchase payments to the Money Market Sub-Account, at the end of the Free Look Period the Contract Value will be allocated to the Sub-Account(s) selected by the Contract Owner. Currently, however, the Company will allocate the initial purchase payment directly to the Sub-Account(s) and/or the Fixed Account as selected by the Contract Owner.

   Transfers    do  not  change  the allocation instructions for payments.
Subsequent payments will be allocated as directed by the Contract Owner in instructions accompanying a payment; if no direction is given, the allocation will be that which has been most recently directed for payments by the Contract Owner. The Contract Owner may change the allocation of future payments without fee, penalty or other charge upon written notice or telephone instructions to the Valuemark Service Center. A change will be effective for payments received on or after receipt of the written notice or telephone instructions.

The Company reserves the right to limit the number of Accounts that a Contract Owner may have at any one time. Currently, the Contract Owner may initially select up to nine Accounts. The Company reserves the right to change the maximum number of Accounts in the future.

For initial purchase payments, if the forms required to issue a Contract are received in good order, the Company will apply the purchase payment to the Variable Account and credit the Contract with Accumulation Units and/or to the Fixed Account and credit the Contract with dollars within two business days of receipt.

In addition to the underwriting requirements of the Company, good order means that the Company has received federal funds (monies credited to a bank's account with its regional Federal Reserve Bank). If the forms required to issue a Contract are not in good order, the Company will attempt to get them in good order or the Company will return the forms and the purchase payment within five business days. The Company will not retain purchase payments for more than five business days while processing incomplete forms unless it has been so authorized by the purchaser.

For subsequent purchase payments, the Company will apply purchase payments to the Variable Account and credit the Contract with Accumulation Units and/or to Fixed Account and credit the Contract with dollars during the Valuation Period next following the Valuation Period during which the purchase payment was received in good order.

Transfer of Contract Values

Prior to the Income Date, the Contract Owner may transfer all or part of the Contract Owner's interest in a Sub-Account to another Sub-Account or to or from the Fixed Account without the imposition of any fee or charge if there have been no more than three transfers made in the Contract Year. If more than three transfers have been made in the Contract Year, the Company reserves the right to deduct a transfer fee. Currently, 12 transfers may be made in a Contract Year without a charge. (See "Charges and Deductions - Deduction for Transfer Fee.")

Neither the Variable Account nor the Trust are designed for professional market timing organizations or other entities using programmed and frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund. In coordination with the Trust, the Company reserves the right to restrict the transfer privilege or reject any specific purchase payment allocation request for any person whose transactions seem to follow a timing pattern.

After the Income Date, provided a variable annuity option was selected, the Contract Owner may make transfers. The Company reserves the right to charge for all transfers after the Income Date.

All transfers are subject to the following:

      a. The deduction of any transfer fee that may be imposed. The transfer fee will be deducted from the amount which is transferred if the entire amount in the Sub-Account or the Fixed Account is being transferred; otherwise from the remaining amount in the Sub-Account or the Fixed Account from which the transfer is made.

      b. The minimum amount which may be transferred is the lesser of (i) $1,000 from each Sub-Account or the Fixed Account; or (ii) the Contract Owner's entire interest in the Sub-Account or the Fixed Account.

      c. No partial transfer will be made if the Contract Owner's remaining Contract Value in the Sub-Account or the Fixed Account will be less than $1,000.

      d. Transfers will be effected during the Valuation Period next following receipt by the Company of a written transfer request (or by telephone, if authorized) containing all required information. However, no transfer may be made effective within seven calendar days of the date on which the first annuity payment is due. No transfers may occur until the end of the Free-Look Period. (See "Highlights.")

      e. On or after the Income Date, the Contract Owner may not make a transfer from the Fixed Account to the Variable Account. Currently, on or after the Income Date, one transfer to the Fixed Account will be allowed.

      f. After the Income Date, no transfer may be made if it would result in any selected Sub-Account or the Fixed Account providing less than 10% of the annuity benefits under the Contract.

     g. Any transfer direction must clearly specify the amount which is to be transferred and the Accounts which are to be affected.

     h. The Company reserves the right at any time and without prior notice to any party to terminate, suspend or modify the transfer privileges described above, subject to applicable state law and regulation.

A Contract Owner may elect to make transfers by telephone. To elect this option the Contract Owner must do so in writing to the Company. If there are Joint Owners, unless the Company is informed to the contrary, instructions will be accepted from either one of the Joint Owners. The Company will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The Company tape records all telephone instructions.

Transfers do not change the allocation instructions for future payments. (See "Purchase Payments and Contract Value - Allocation of Purchase Payments.")

Dollar Cost Averaging

Dollar Cost Averaging is a program which, if elected, enables a Contract Owner to systematically allocate specified dollar amounts from the Money Market Sub-Account, the Adjustable U.S. Government Sub-Account or the Fixed Account to the Contract's other Sub-Accounts (maximum of eight) at regular intervals. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, a Contract Owner may be less susceptible to the impact of market fluctuations.

Dollar Cost Averaging may be selected for 12 to 36 months. The minimum amount per period to allocate is $1,000. All Dollar Cost Averaging transfers will be made effective the tenth of the month (or the next Valuation Date if the tenth of the month is not a Valuation Date). Election into this program may occur at any time by properly completing the Dollar Cost Averaging election form, returning it to the Company by the first of the month, to be effective that month, and insuring that sufficient value is in either the Money Market Sub-Account, the Adjustable U.S. Government Sub-Account or the Fixed Account. When utilizing the Dollar Cost Averaging program, a Contract Owner must be invested in either the Money Market Sub-Account, the Adjustable U.S. Government Sub-Account or the Fixed Account and may invest in a maximum of eight of the other Sub-Accounts.

Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account, the Adjustable U.S. Government Sub-Account or the Fixed Account (as applicable) is insufficient to complete the next transfer; (3) the Contract Owner requests termination in writing and such writing is received by the first of the month in order to cancel the transfer scheduled to take effect that month; or (4) the Contract is terminated. The Dollar Cost Averaging program may not be active following the Income Date. There is no current charge for Dollar Cost Averaging but the Company reserves the right to charge for this program. In the event there are additional transfers, the transfer fee may be charged. The Company does not intend to profit from any such charge. Transfers made pursuant to the Dollar Cost Averaging Program are not counted in determining the applicability of the transfer fee.

Contract Value

The value of the Contract is the sum of the values attributable to the Contract for each Sub-Account and the Fixed Account. The value of each Sub-Account is determined by multiplying the number of Accumulation Units attributable to the Contract in the Sub-Account by the value of an Accumulation Unit for the Sub-Account.

Accumulation Unit

For each Sub-Account, purchase payments are converted into Accumulation Units. This is done by dividing each purchase payment by the value of an Accumulation Unit for the Valuation Period during which the purchase payment is allocated to the Sub-Account. The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $10. The Accumulation Unit value for any later Valuation Period is determined by subtracting (b) from (a) and dividing the result by (c) where:

a.   is the net result of

     1) the assets of the Sub-Account attributable to Accumulation Units (i.e., the aggregate value of the underlying Eligible Investments held at the end of such Valuation Period); plus or minus

     2) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation of the Sub-Account;

b. is the cumulative unpaid charge for the Mortality and Expense Risk Charge and for the Administrative Expense Charge (See "Charges and Deductions"); and

c. is the number of Accumulation Units outstanding at the end of such Valuation Period.

The Accumulation Unit value may increase or decrease from Valuation Period to Valuation Period.

                                 DISTRIBUTOR
                                 ___________

NALAC Financial Plans, Inc. ("NFP"), 1750 Hennepin Avenue, Minneapolis, Minnesota, acts as the distributor of the Contracts. NFP is a wholly-owned subsidiary of the Company. The Contracts are offered on a continuous basis. NFP has subcontracted with Franklin Advisers, Inc. ("Advisers") for it and/or certain of its affiliates to provide certain marketing support services and NFP compensates these entities for their services.

Commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions, up to an amount currently equal to 6.0% of purchase payments, for promotional or distribution expenses associated with the marketing of the Contracts. The Company may, by agreement with the broker/dealer, pay commissions as a combination of a certain percentage amount at the time of sale and a trail commission (which when combined could exceed 6.0% of purchase payments). In addition, under certain circumstances, the Company and/or Advisers, or certain of its affiliates, under a marketing support agreement with NFP may pay certain sellers for other services not directly related to the sale of the Contracts such as special marketing support allowances. Commissions may be recovered from broker-dealers if a full or partial surrender occurs within 12 months of a purchase payment.

                                  SURRENDERS
                                  __________

While the Contract is in force and before the Income Date, the Company will, upon written request to the Company by the Contract Owner, allow the surrender of all or a portion of the Contract for its Surrender Value. Surrenders will result in the cancellation of Accumulation Units from each applicable Sub-Account and/or a reduction in the Fixed Account value in the ratio that the value of each Sub-Account and/or the Fixed Account value bears to the total Contract Value. The Contract Owner must specify in writing in advance which units are to be canceled or values are to be reduced if other than the above mentioned method of cancellation is desired. The Company will pay the amount of any surrender from the Variable Account within seven (7) days of receipt of a valid request, unless the "Delay of Payments" provision is in effect. (See "Surrenders - Delay of Payments.")

Certain tax withdrawal penalties and restrictions may apply to surrenders from Contracts. (See "Tax Status.") For Contracts purchased in connection with 403(b) plans, the Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Contract Owner:
(1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship.

However, withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions made by the Contract Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain Qualified Plans. Contract Owners should consult their own tax counsel or other tax adviser regarding any distributions.

   The Surrender Value is the Contract Value for the Valuation Period next following the Valuation Period during which the written request to the Company for surrender is received, reduced by the sum of:

     a:     any applicable premium taxes not previously deducted;

     b:     any applicable Contract Maintenance Charge; and

     c:     any applicable Contingent Deferred Sales Charge.

Systematic Withdrawal

The Company permits a systematic withdrawal plan which enables a Contract Owner to pre-authorize a periodic exercise of the contractual withdrawal rights described above. Systematic withdrawal is not available for Non-Qualified Contracts where the Contract Owner is under age 59 1/2. Certain tax penalties and restrictions may apply to systematic withdrawals from the Contracts. (See "Tax Status - Tax Treatment of Withdrawals - Qualified Contracts.") Contract Owners entering into such a plan instruct the Company to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Currently, systematic withdrawal on a monthly or quarterly basis is available to Contract Owners who have a Contract Value of $50,000 or more and on a quarterly basis only to Contract Owners who have a Contract Value of at least $20,000 but less than $50,000. The amount deducted will result in the cancellation of Accumulation Units from each applicable Sub-Account and/or the reduction of values in the Fixed Account in the ratio that the value of each Sub-Account and/or the Fixed Account bears to the total Contract Value. The Contract Owner must specify in writing in advance which units are to be canceled or values are to be reduced if other than the above mentioned method of cancellation is desired. The Company reserves the right to modify the eligibility rules at any time, without notice. The total systematic withdrawal in a Contract Year which can be made without incurring a Contingent Deferred Sales Charge is limited to not more than 9% of the Contract Value. However, the 9% limit may be increased to allow systematic withdrawals to meet the applicable minimum distribution requirements for Qualified Contracts. The exercise of the systematic withdrawal plan in any Contract Year replaces the 15% amount which is allowable per year without incurring a Contingent Deferred Sales Charge. Any other withdrawal in a year when the systematic withdrawal plan has been utilized will be subject to the Contingent Deferred Sales Charge.

Delay of Payments

The Company reserves the right to suspend or postpone payments for any period when:

   1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

   2.  trading on the New York Stock Exchange is restricted;

   3. an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or

   4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Contract Owners.
The applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in 2. and 3. exist.

The Company reserves the right to defer payment for a withdrawal or transfer from the Fixed Account for the period permitted by law but not for more than six months after written election is received by the Company.

                       ADMINISTRATION OF THE CONTRACTS
                       _______________________________

While the Company has primary responsibility for all administration of the Contracts, it has retained the services of Delaware Valley Financial Services, Inc. ("DVFS" or "Valuemark Service Center") pursuant to an Administration Agreement. Such administrative services include issuance of the Contracts and maintenance of Contract Owners' records. The Company pays all fees and charges of DVFS. DVFS serves as the administrator to various insurance companies offering variable and fixed annuity and variable life insurance contracts. The Company's ability to administer the Contracts could be adversely affected should DVFS elect to terminate the Agreement.


                               PERFORMANCE DATA
                               ________________
Money Market Sub-Account

From time to time, the Company or NFP may advertise the "yield" and "effective yield" of the Money Market Sub-Account. Both yield figures will be based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Sub-Account refers to the income generated by Contract Values in the Money Market Sub-Account over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during  that  week  is assumed to be generated each week over a 52-week period and is shown as a percentage of the Contract Values in the Money Market Sub-Account. The "effective yield" is calculated similarly but, when annualized, the income earned by Contract Values in the Money Market Sub-Account is assumed to be reinvested. The "effective yield" will be slightly  higher  than  the  "yield" because of the
compounding effect of this assumed  reinvestment.    The  computation of the
yield calculation includes a deduction for the Mortality and Expense Risk Charge, Administrative Expense Charge and the Contract Maintenance Charge.

Other Sub-Accounts

From time to time, the Company or NFP may publish the current yields and total returns of the other Sub-Accounts in advertisements and communications to Contract Owners. The current yield for each Sub-Account will be calculated by dividing the annualization of the interest income earned by the underlying Fund during a recent 30-day period by the maximum Accumulation Unit value at the end of such period. Total return information will include the underlying Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the underlying Fund's inception of operations, based upon the value of the Accumulation Units acquired through a hypothetical $1,000 investment at the Accumulation Unit value at the beginning of the specified period and the value of the Accumulation Unit at the end of such period, assuming reinvestment of all distributions and the deduction of the Mortality and Expense Risk Charge, the Administrative Expense Charge and the prorated Contract Maintenance Charge. Each Sub-Account may also advertise aggregate and average total return information over different periods of time.

In each case, the yield and total return figures will reflect all recurring charges against the Sub-Account's income, including the deduction for the Mortality and Expense Risk Charge, the Administrative Expense Charge and the Contract Maintenance Charge for the applicable time period. The Company or NFP may, in addition, advertise or present yield or total return performance information computed on different basis, or for the Funds. Contract Owners should note that the investment results of each Sub-Account will fluctuate over time, and any presentation of a Sub-Account's current yield or total return for any prior period should not be considered as a representation of what an investment may earn or what a Contract Owner's yield or total return may be in any future period. Hypothetical performance illustrations, for a hypothetical contract, may be prepared for sales literature or advertisements. See "Calculation of Performance Data" in the Statement of Additional Information.

Performance Ranking

The performance of each or all of the Sub-Accounts of the Variable Account may be compared in its advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds with investment objectives similar to each of the Sub-Accounts of the Variable Account or indices. Lipper Analytical Services, Inc. ("Lipper") and the Variable Annuity Research and Data Service ("VARDS") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger and Morningstar.

                                  TAX STATUS
                                  __________

NOTE: The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

Section 72 of the Code governs taxation of annuities in general. A Contract Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Settlement Option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Contract Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Variable Account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Funds of the Trust underlying the Contracts will be managed by the Managers for the Trust in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the investments of the Variable Account will cause the Contract Owner to be treated as the owner of the assets of the Variable Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Contract Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Contract Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Contract Owner to be considered as the owner of the assets of the Variable Account resulting in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Contract Owner being retroactively determined to be the owner of the assets of the Variable Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year period to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. Contract Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year period.

Tax Treatment of Assignments

An assignment or pledge of a Contract may be a taxable event. Contract Owners should therefore consult competent tax advisers should they wish to assign their Contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the Contract Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Contract Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: a) distributions for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary; or b) distributions for a specified period of 10 years or more; or c) distributions which are required minimum distributions. Participants should consult their own tax counsel or other tax advisor regarding withholding.

Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Contract Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts.")


Qualified Plans

The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Because of the minimum purchase payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan.

Contract Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Contract Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available and described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts.")

a.   H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary, depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as:
amounts of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals
- Qualified Contracts.") Purchasers of Contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.   Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includable in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts.") Employee loans are not allowed under these Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.   Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which may be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts.") Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.   Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary, depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the Contracts purchased in connection with these Plans. (See "Tax Treatment of Withdrawals -

Qualified Contracts.") Purchasers of Contracts for use with Corporate Pension or Profit- Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals - Qualified Contracts

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408(b) (Individual Retirement Annuities). To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Contract Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Contract Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Contract Owner or Annuitant (as applicable) and his designated beneficiary; (d) distributions to a Contract Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Contract Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; and (f) distributions made to an alternate payee pursuant to a qualified domestic relations order.

The exceptions stated in items (d), (e) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in item (c) applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

Generally, distributions from a Qualified Plan must commence no later than April 1 of the calendar year following the year in which the employee attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. In addition, distributions in excess of $150,000 per year may be subject to an additional 15% excise tax unless an exception applies.

Tax-Sheltered Annuities - Withdrawal Limitations

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Contract Owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions by the Contract Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, and to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers and transfers between certain Qualified Plans. Contract Owners should consult their own tax counsel or other tax adviser regarding any distributions.

Contracts Owned by Other than Natural Persons

Generally, investment earnings on premiums for Contracts will be taxed currently to the Contract Owner if the Owner is a non-natural person, e.g., a corporation, or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this rule does not apply to Contracts held by a trust or other entity as an agent for a natural person.

                             FINANCIAL STATEMENTS
                             ____________________

Audited consolidated financial statements of the Company and audited financial statements of the Variable Account as of December 31, 1994 are included in the Statement of Additional Information. Unaudited financial statements of the Variable Account as of June 30, 1995 are also included in the Statement of Additional Information.

                              LEGAL PROCEEDINGS
                              _________________

There are no legal proceedings to which the Variable Account or the Distributor is a party or to which the assets of the Variable Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

                             TABLE OF CONTENTS OF
                   THE STATEMENT OF ADDITIONAL INFORMATION


Item                                                                    Page

Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Legal Opinions . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Calculation of Performance Data. . . . . . . . . . . . . . . . . . .

Annuity Provisions . . . . . . . . . . . . . . . . . . . . . . . . .

   Variable Annuity Payout . . . . . . . . . . . . . . . . . . . . .
   Fixed Annuity Payout . . . . . . . . . . . . . . .. . . . . . . .

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .